Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Transportation Portfolio

May 31, 2019

TRN-QTLY-0719
1.802192.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Air Freight & Logistics - 21.0%
Air Freight & Logistics - 21.0%
Air Transport Services Group, Inc. (a)	87,500	$1,919,750
Atlas Air Worldwide Holdings, Inc. (a)	8,800	311,432
C.H. Robinson Worldwide, Inc.	148,096	11,792,884
Echo Global Logistics, Inc. (a)	345,100	6,788,117
FedEx Corp.	97,350	15,019,158
Hub Group, Inc. Class A (a)	10,800	420,768
United Parcel Service, Inc. Class B	522,300	48,532,116
XPO Logistics, Inc. (a)(b)	22,400	1,166,816
		85,951,041
Airlines - 22.1%
Airlines - 22.1%
Alaska Air Group, Inc.	82,800	4,818,960
American Airlines Group, Inc.	613,500	16,705,605
Delta Air Lines, Inc.	279,602	14,399,503
Hawaiian Holdings, Inc.	33,700	841,826
JetBlue Airways Corp. (a)	456,900	7,872,387
Mesa Air Group, Inc.	366,200	3,339,744
SkyWest, Inc.	201,000	11,802,720
Southwest Airlines Co.	404,300	19,244,680
Spirit Airlines, Inc. (a)	223,200	10,285,056
United Continental Holdings, Inc. (a)	14,000	1,087,100
		90,397,581
Commercial Services & Supplies - 0.5%
Diversified Support Services - 0.5%
Boyd Group Income Fund	16,900	2,062,735
Construction & Engineering - 0.4%
Construction & Engineering - 0.4%
AECOM (a)	52,300	1,668,370
Machinery - 0.3%
Construction Machinery & Heavy Trucks - 0.3%
Allison Transmission Holdings, Inc.	24,800	1,026,472
Marine - 2.4%
Marine - 2.4%
Kirby Corp. (a)	105,500	8,163,590
Matson, Inc.	43,295	1,481,555
		9,645,145
Road & Rail - 47.0%
Railroads - 43.5%
CSX Corp.	315,719	23,511,594
Genesee & Wyoming, Inc. Class A (a)	157,600	15,006,672
Kansas City Southern	100,500	11,384,640
Norfolk Southern Corp.	183,850	35,876,489
Union Pacific Corp.	551,595	91,995,015
		177,774,410
Trucking - 3.5%
AMERCO	7,000	2,577,540
Avis Budget Group, Inc. (a)	63,800	1,809,368
Hertz Global Holdings, Inc. (a)	84,400	1,187,508
J.B. Hunt Transport Services, Inc.	26,100	2,222,154
Knight-Swift Transportation Holdings, Inc. Class A	17,700	489,228
Ryder System, Inc.	112,300	5,671,150
YRC Worldwide, Inc. (a)	53,400	227,484
		14,184,432

TOTAL ROAD & RAIL		191,958,842

Trading Companies & Distributors - 1.0%
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	8,800	394,416
HD Supply Holdings, Inc. (a)	93,400	3,875,166
		4,269,582
Transportation Infrastructure - 2.0%
Airport Services - 2.0%
Macquarie Infrastructure Co. LLC	204,200	8,141,454
TOTAL COMMON STOCKS
(Cost $262,341,524)		395,121,222

Money Market Funds - 3.4%
Fidelity Cash Central Fund 2.41% (c)	12,981,264	12,983,860
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	1,167,607	1,167,724
TOTAL MONEY MARKET FUNDS
(Cost $14,151,584)		14,151,584
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $276,493,108)		409,272,806
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(577,236)
NET ASSETS - 100%		$408,695,570

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$84,733
Fidelity Securities Lending Cash Central Fund	1,357
Total	$86,090

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.